UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
September 9, 2011

BORDERS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan	1-13740	38-3294588
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Phoenix Drive
Ann Arbor, Michigan 48108
(Address of Principal Executive Offices and Zip Code)

(734) 477-1100
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 9, 2011, Ojas Shah was appointed as the Chief Financial Officer and Treasuser of the Company. Mr. Shah, age 36, has since January 2010 served as a Director of AlixPartners, a global business advisory firm that provides financial restructuring, bankruptcy reorganization and other consulting services. AlixPartners has been engaged since February 2011 to provide financial restructuring and bankruptcy reorganization services to the Company and its subsidiaries. Mr. Shah was previously Vice President of AlixPartners since December 2008. Prior to joining AlixPartners, Mr. Shah served in various positions with Barclays Capital Investment Banking Group, Bear Stearns Investment Banking and XRoads Solutions Group.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2011		BORDERS GROUP, INC.

	By:	/s/ Matthew A. Chosid
Matthew A. Chosid
Secretary

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